Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Second Quarter 2024

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net income (loss) available to shareholders	$9	$(519)	$(942)	$453	$(200)
Adjusted earnings (loss) (2)	$346	$(98)	$177	$326	$271
Adjusted earnings, less notable items (2)	$346	$268	$189	$275	$271
Total corporate expenses (3)	$200	$207	$244	$210	$221
Combined total adjusted capital (4)	$5,400	$6,030	$6,283	$7,251	$7,616
Combined risk-based capital ratio (4), (5)	380%-400%	415%-435%	428%	400%-420%	430%-450%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$4,141	$4,195	$4,943	$4,069	$4,907
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$2,442	$2,496	$3,244	$2,370	$3,208
Less: AOCI	(5,419)	(5,413)	(5,246)	(7,116)	(5,881)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$7,861	$7,909	$8,490	$9,486	$9,089

Return on Common Equity (1)
Return on common equity	(36.3)%	(39.3)%	(36.3)%	(4.9)%	(5.8)%
Return on common equity, excluding AOCI	(11.7)%	(13.6)%	(13.1)%	(1.7)%	(2.4)%
Adjusted return on common equity, excluding AOCI	8.8%	7.6%	10.5%	14.0%	11.7%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$0.12	$(8.22)	$(14.70)	$6.89	$(3.01)
Adjusted earnings (loss) per common share	$5.57	$(1.56)	$2.73	$4.97	$4.04
Adjusted earnings, less notable items per common share	$5.57	$4.25	$2.92	$4.18	$4.04
Weighted average common shares outstanding	62,255,330	63,036,773	64,820,914	65,744,351	66,967,185

Book Value Per Common Share
Book value per common share (1)	$39.87	$39.88	$51.08	$36.63	$48.64
Book value per common share, excluding AOCI (1)	$128.36	$126.35	$133.69	$146.61	$137.80
Ending common shares outstanding	61,243,957	62,595,426	63,503,355	64,703,557	65,956,660

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.
(4) Reflects preliminary statutory results as of or for the three months ended June 30, 2024. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Premiums	$181	$202	$226	$194	$211	$383	$408
Universal life and investment-type product policy fees	580	436	546	542	601	1,016	1,207
Net investment income	1,307	1,254	1,207	1,202	1,196	2,561	2,255
Other revenues	141	145	135	125	130	286	223
Revenues before NIGL and NDGL	2,209	2,037	2,114	2,063	2,138	4,246	4,093
Net investment gains (losses)	(120)	(42)	(33)	(53)	(64)	(162)	(160)
Net derivative gains (losses)	(662)	(1,921)	(681)	(840)	(1,811)	(2,583)	(2,386)
Total revenues	$1,427	$74	$1,400	$1,170	$263	$1,501	$1,547

Expenses
Policyholder benefits and claims	$642	$968	$710	$590	$689	$1,610	$1,376
Interest credited to policyholder account balances	509	502	525	426	452	1,011	874
Amortization of DAC and VOBA	150	151	152	155	157	301	313
Change in market risk benefits	(356)	(1,440)	663	(1,064)	(1,300)	(1,796)	(1,106)
Interest expense on debt	38	38	39	38	38	76	76
Other expenses	430	469	485	435	464	899	904
Total expenses	1,413	688	2,574	580	500	2,101	2,437
Income (loss) before provision for income tax	14	(614)	(1,174)	590	(237)	(600)	(890)
Provision for income tax expense (benefit)	(20)	(123)	(258)	109	(62)	(143)	(218)
Net income (loss)	34	(491)	(916)	481	(175)	(457)	(672)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	34	(493)	(917)	479	(175)	(459)	(674)
Less: Preferred stock dividends	25	26	25	26	25	51	51
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$9	$(519)	$(942)	$453	$(200)	$(510)	$(725)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Investments:
Fixed maturity securities available-for-sale	$80,581	$80,474	$80,991	$75,433	$77,577
Equity securities	85	86	102	90	91
Mortgage loans	22,641	22,670	22,508	22,682	22,614
Policy loans	1,470	1,651	1,331	1,311	1,288
Limited partnerships and limited liability companies	4,938	4,920	4,946	4,931	4,914
Short-term investments	1,390	1,347	1,169	1,003	1,125
Other invested assets	4,194	4,746	4,409	3,210	3,677
Total investments	115,299	115,894	115,456	108,660	111,286
Cash and cash equivalents	4,441	3,823	3,851	3,839	3,737
Accrued investment income	1,169	1,297	1,183	1,143	1,027
Reinsurance recoverables	19,369	19,570	19,213	18,597	18,650
Premiums and other receivables	674	664	548	469	573
DAC and VOBA	4,791	4,829	4,872	4,919	4,968
Current income tax recoverable	28	28	27	31	31
Deferred income tax asset	2,087	2,063	1,893	2,121	1,897
Market risk benefit assets	916	839	656	694	602
Other assets	404	349	370	368	382
Separate account assets	88,260	90,332	88,271	82,675	88,392
Total assets	$237,438	$239,688	$236,340	$223,516	$231,545
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,886	$32,245	$32,569	$30,404	$31,899
Policyholder account balances	85,865	84,159	81,068	78,371	78,643
Market risk benefit liabilities	8,708	8,964	10,323	8,830	9,783
Other policy-related balances	3,796	3,798	3,836	3,806	3,784
Payables for collateral under securities loaned and other transactions	3,906	3,653	3,670	3,941	4,133
Long-term debt	3,155	3,155	3,156	3,157	3,156
Other liabilities	7,656	9,122	8,439	8,198	6,783
Separate account liabilities	88,260	90,332	88,271	82,675	88,392
Total liabilities	233,232	235,428	231,332	219,382	226,573
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,972	13,989	14,004	14,022	14,039
Retained earnings (deficit)	(1,966)	(2,000)	(1,507)	(590)	(1,069)
Treasury stock	(2,447)	(2,382)	(2,309)	(2,248)	(2,183)
Accumulated other comprehensive income (loss)	(5,419)	(5,413)	(5,246)	(7,116)	(5,881)
Total Brighthouse Financial, Inc.’s stockholders’ equity	4,141	4,195	4,943	4,069	4,907
Noncontrolling interests	65	65	65	65	65
Total equity	4,206	4,260	5,008	4,134	4,972
Total liabilities and equity	$237,438	$239,688	$236,340	$223,516	$231,545

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$63	$118	$—	$—	$181
Universal life and investment-type product policy fees	419	55	106	—	580
Net investment income	702	121	315	178	1,316
Other revenues	130	3	8	—	141
Total adjusted revenues	$1,314	$297	$429	$178	$2,218

Adjusted expenses
Policyholder benefits and claims	$109	$155	$378	$—	$642
Interest credited to policyholder account balances	328	25	53	109	515
Amortization of DAC and VOBA	126	24	—	—	150
Interest expense on debt	—	—	—	38	38
Other operating costs	341	41	35	13	430
Total adjusted expenses	904	245	466	160	1,775
Adjusted earnings (loss) before provision for income tax	410	52	(37)	18	443
Provision for income tax expense (benefit)	78	10	(7)	(9)	72
Adjusted earnings (loss) after provision for income tax	332	42	(30)	27	371
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$332	$42	$(30)	$2	$346

	For the Three Months Ended June 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$84	$126	$1	$—	$211
Universal life and investment-type product policy fees	414	63	124	—	601
Net investment income	633	119	316	151	1,219
Other revenues	115	4	7	4	130
Total adjusted revenues	$1,246	$312	$448	$155	$2,161

Adjusted expenses
Policyholder benefits and claims	$141	$189	$359	$—	$689
Interest credited to policyholder account balances	266	23	70	95	454
Amortization of DAC and VOBA	130	27	—	—	157
Interest expense on debt	—	—	—	38	38
Other operating costs	352	55	40	17	464
Total adjusted expenses	889	294	469	150	1,802
Adjusted earnings (loss) before provision for income tax	357	18	(21)	5	359
Provision for income tax expense (benefit)	66	3	(5)	(1)	63
Adjusted earnings (loss) after provision for income tax	291	15	(16)	6	296
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$291	$15	$(16)	$(19)	$271

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Six Months Ended June 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$146	$237	$—	$—	$383
Universal life and investment-type product policy fees	835	42	139	—	1,016
Net investment income	1,378	228	631	346	2,583
Other revenues	259	7	15	5	286
Total adjusted revenues	$2,618	$514	$785	$351	$4,268

Adjusted expenses
Policyholder benefits and claims	$254	$305	$1,051	$—	$1,610
Interest credited to policyholder account balances	631	50	122	218	1,021
Amortization of DAC and VOBA	253	48	—	—	301
Interest expense on debt	—	—	—	76	76
Other operating costs	685	105	81	28	899
Total adjusted expenses	1,823	508	1,254	322	3,907
Adjusted earnings (loss) before provision for income tax	795	6	(469)	29	361
Provision for income tax expense (benefit)	150	—	(98)	8	60
Adjusted earnings (loss) after provision for income tax	645	6	(371)	21	301
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$645	$6	$(371)	$(32)	$248

	For the Six Months Ended June 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$150	$257	$1	$—	$408
Universal life and investment-type product policy fees	829	135	243	—	1,207
Net investment income	1,227	219	570	300	2,316
Other revenues	210	5	14	(6)	223
Total adjusted revenues	$2,416	$616	$828	$294	$4,154

Adjusted expenses
Policyholder benefits and claims	$214	$395	$767	$—	$1,376
Interest credited to policyholder account balances	507	44	136	181	868
Amortization of DAC and VOBA	259	54	—	—	313
Interest expense on debt	—	—	—	76	76
Other operating costs	692	105	80	27	904
Total adjusted expenses	1,672	598	983	284	3,537
Adjusted earnings (loss) before provision for income tax	744	18	(155)	10	617
Provision for income tax expense (benefit)	139	2	(33)	(10)	98
Adjusted earnings (loss) after provision for income tax	605	16	(122)	20	519
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$605	$16	$(122)	$(33)	$466

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Premiums	$63	$83	$93	$68	$84	$146	$150
Universal life and investment-type product policy fees	419	416	355	380	414	835	829
Net investment income	702	676	689	652	633	1,378	1,227
Other revenues	130	129	111	114	115	259	210
Total adjusted revenues	$1,314	$1,304	$1,248	$1,214	$1,246	$2,618	$2,416

Adjusted expenses
Policyholder benefits and claims	$109	$145	$161	$105	$141	$254	$214
Interest credited to policyholder account balances	328	303	301	246	266	631	507
Amortization of DAC and VOBA	126	127	128	129	130	253	259
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	341	344	358	341	352	685	692
Total adjusted expenses	904	919	948	821	889	1,823	1,672
Adjusted earnings before provision for income tax	410	385	300	393	357	795	744
Provision for income tax expense (benefit)	78	72	55	74	66	150	139
Adjusted earnings	$332	$313	$245	$319	$291	$645	$605

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Account value, beginning of period	$125,072	$120,720	$112,761	$117,975	$115,090
Premiums and deposits (2)	2,254	2,084	2,003	2,077	1,824
Withdrawals, surrenders and contract benefits	(3,870)	(3,839)	(3,456)	(3,129)	(2,894)
Net flows (3)	(1,616)	(1,755)	(1,453)	(1,052)	(1,070)
Investment performance (4)	1,598	6,624	9,945	(3,604)	4,527
Policy charges and other	(566)	(517)	(533)	(558)	(572)
Account value, end of period	$124,488	$125,072	$120,720	$112,761	$117,975

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,655	$19,270	$19,386	$19,520	$19,240
Premiums and deposits (2)	210	828	757	562	664
Withdrawals, surrenders and contract benefits	(447)	(594)	(1,033)	(775)	(513)
Net flows (3)	(237)	234	(276)	(213)	151
Interest credited	168	160	156	148	141
Other	14	(9)	4	(69)	(12)
Account value, end of period	$19,600	$19,655	$19,270	$19,386	$19,520

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value (6)	$343	$—	$—	$—	$—

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,436	$4,450	$4,458	$4,139	$4,266

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.
(6) Reflects institutional group annuities issued beginning in April 2024.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Shield Level Annuities (1)	$2,023	$1,861	$1,823	$1,865	$1,615	$3,884	$3,169
GMWB	91	87	87	89	101	178	226
GMDB only	62	64	43	58	52	126	119
GMIB	7	5	6	6	5	12	12
Total variable and Shield Level annuity sales	$2,183	$2,017	$1,959	$2,018	$1,773	$4,200	$3,526

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$160	$191	$45	$58	$98	$351	$220
Fixed deferred annuities	48	637	708	502	565	685	1,474
Single premium immediate annuities	10	12	16	15	28	22	37
Other fixed and income annuities	7	16	12	7	9	23	15
Total fixed and income annuity sales	$225	$856	$781	$582	$700	$1,081	$1,746

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Premiums	$118	$119	$129	$124	$126	$237	$257
Universal life and investment-type product policy fees	55	(13)	73	57	63	42	135
Net investment income	121	107	103	115	119	228	219
Other revenues	3	4	9	3	4	7	5
Total adjusted revenues	$297	$217	$314	$299	$312	$514	$616

Adjusted expenses
Policyholder benefits and claims	$155	$150	$197	$302	$189	$305	$395
Interest credited to policyholder account balances	25	25	28	25	23	50	44
Amortization of DAC and VOBA	24	24	24	26	27	48	54
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	41	64	59	39	55	105	105
Total adjusted expenses	245	263	308	392	294	508	598
Adjusted earnings (loss) before provision for income tax	52	(46)	6	(93)	18	6	18
Provision for income tax expense (benefit)	10	(10)	2	(20)	3	—	2
Adjusted earnings (loss)	$42	$(36)	$4	$(73)	$15	$6	$16

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Universal and variable universal life account value, beginning of period	$2,561	$2,550	$2,545	$2,559	$2,594
Premiums and deposits (1)	60	61	60	57	58
Withdrawals, surrenders and contract benefits	(39)	(36)	(39)	(60)	(36)
Net flows	21	25	21	(3)	22
Net transfers from (to) separate account	12	16	7	20	10
Interest credited	21	22	29	25	23
Policy charges and other	(49)	(52)	(52)	(56)	(90)
Universal and variable universal life account value, end of period	$2,566	$2,561	$2,550	$2,545	$2,559

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,259	$5,921	$5,403	$5,706	$5,483
Premiums and deposits	38	39	40	40	40
Withdrawals, surrenders and contract benefits	(65)	(78)	(59)	(66)	(68)
Net flows	(27)	(39)	(19)	(26)	(28)
Investment performance	66	444	601	(214)	312
Net transfers from (to) general account	(13)	(16)	(7)	(20)	(10)
Policy charges and other	(54)	(51)	(57)	(43)	(51)
Variable universal life account value, end of period	$6,231	$6,259	$5,921	$5,403	$5,706

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Total life sales	$28	$29	$29	$25	$25	$57	$48

	As of
LIFE INSURANCE IN-FORCE	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Whole Life
Life Insurance in-force, before reinsurance	$17,192	$17,368	$17,561	$17,704	$17,915
Life Insurance in-force, net of reinsurance	$2,915	$2,936	$2,962	$2,979	$3,017

Term Life
Life Insurance in-force, before reinsurance	$346,510	$349,700	$351,824	$354,489	$356,596
Life Insurance in-force, net of reinsurance	$283,452	$284,862	$285,366	$286,440	$286,928

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$43,322	$43,818	$44,087	$44,202	$45,039
Life Insurance in-force, net of reinsurance	$33,029	$33,391	$33,482	$33,373	$33,793

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Premiums	$—	$—	$4	$2	$1	$—	$1
Universal life and investment-type product policy fees	106	33	118	105	124	139	243
Net investment income	315	316	271	300	316	631	570
Other revenues	8	7	9	6	7	15	14
Total adjusted revenues	$429	$356	$402	$413	$448	$785	$828

Adjusted expenses
Policyholder benefits and claims	$378	$673	$352	$183	$359	$1,051	$767
Interest credited to policyholder account balances	53	69	71	67	70	122	136
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	35	46	44	43	40	81	80
Total adjusted expenses	466	788	467	293	469	1,254	983
Adjusted earnings (loss) before provision for income tax	(37)	(432)	(65)	120	(21)	(469)	(155)
Provision for income tax expense (benefit)	(7)	(91)	(15)	25	(5)	(98)	(33)
Adjusted earnings (loss)	$(30)	$(341)	$(50)	$95	$(16)	$(371)	$(122)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Account value, beginning of period	$4,984	$5,052	$5,125	$5,188	$5,218
Premiums and deposits (1)	166	162	160	162	168
Withdrawals, surrenders and contract benefits	(27)	(22)	(24)	(18)	(22)
Net flows	139	140	136	144	146
Interest credited	41	42	43	44	43
Policy charges and other	(250)	(250)	(252)	(251)	(219)
Account value, end of period	$4,914	$4,984	$5,052	$5,125	$5,188

	As of
LIFE INSURANCE IN-FORCE	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$69,387	$69,834	$70,365	$70,803	$71,157
Life Insurance in-force, net of reinsurance	$34,026	$34,311	$34,606	$34,673	$34,808

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	178	168	163	160	151	346	300
Other revenues	—	5	6	2	4	5	(6)
Total adjusted revenues	$178	$173	$169	$162	$155	$351	$294

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	109	109	104	103	95	218	181
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	39	38	38	76	76
Other operating costs	13	15	24	12	17	28	27
Total adjusted expenses	160	162	167	153	150	322	284
Adjusted earnings before provision for income tax	18	11	2	9	5	29	10
Provision for income tax expense (benefit)	(9)	17	(2)	(4)	(1)	8	(10)
Adjusted earnings (loss) after provision for income tax	27	(6)	4	13	6	21	20
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Less: Preferred stock dividends	25	26	25	26	25	51	51
Adjusted earnings (loss)	$2	$(34)	$(22)	$(15)	$(19)	$(32)	$(33)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance	$10,974	$10,718	$10,588	$10,525	$10,514

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
CHANGE IN MARKET RISK BENEFITS	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Market risk benefits mark-to-market	$228	$1,343	$(852)	$886	$1,173	$1,571	$869
Market risk benefits fees, net of claims	135	116	182	193	148	251	260
Ceded reinsurance	(7)	(19)	7	(15)	(21)	(26)	(23)
Total change in market risk benefits	$356	$1,440	$(663)	$1,064	$1,300	$1,796	$1,106

	For the Three Months Ended					For the Six Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Net derivative gains (losses):
Variable annuity hedges	$137	$67	$1,263	$(1,186)	$(73)	$204	$292
Shield embedded derivatives	(697)	(1,817)	(2,136)	773	(1,693)	(2,514)	(2,766)
ULSG hedges	(97)	(212)	246	(500)	(84)	(309)	57
Other hedges and embedded derivatives	(14)	28	(73)	48	16	14	(30)
Subtotal	(671)	(1,934)	(700)	(865)	(1,834)	(2,605)	(2,447)
Investment hedge adjustments	9	13	19	25	23	22	61
Total net derivative gains (losses)	$(662)	$(1,921)	$(681)	$(840)	$(1,811)	$(2,583)	$(2,386)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Actuarial items and other insurance adjustments	$—	$366	$—	$(51)	$—	$366	$—
Legal matters	—	—	12	—	—	—	—
Total notable items (1)	$—	$366	$12	$(51)	$—	$366	$—

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$—	$(28)	$—	$—	$—
Life	—	73	—	71	—	73	—
Run-off	—	293	—	(94)	—	293	—
Corporate & Other	—	—	12	—	—	—	—
Total notable items (1)	$—	$366	$12	$(51)	$—	$366	$—

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Total Quarterly VA separate account gross returns	0.91%	5.96%	10.25%	(3.65)%	3.86%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	31.60%	31.54%	30.59%	29.91%	30.04%
Percent allocated to bond funds/other funds	9.02%	8.83%	8.99%	9.28%	8.88%
Percent allocated to target volatility funds	18.59%	18.67%	19.06%	19.23%	19.58%
Percent allocated to balanced funds	40.79%	40.96%	41.36%	41.58%	41.50%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$36,170	30.21%	$35,755	29.97%
Foreign corporate securities	12,006	10.03%	11,665	9.78%
U.S. government and agency securities	7,226	6.03%	8,419	7.06%
Residential mortgage-backed securities	7,794	6.51%	7,430	6.23%
Commercial mortgage-backed securities	6,383	5.33%	6,410	5.37%
Asset-backed securities	6,462	5.40%	6,406	5.37%
State and political subdivision securities	3,559	2.97%	3,874	3.25%
Foreign government securities	981	0.82%	1,032	0.85%
Total fixed maturity securities	80,581	67.30%	80,991	67.88%
Equity securities	85	0.07%	102	0.09%
Mortgage loans:
Commercial mortgage loans	13,130	10.97%	13,193	11.06%
Residential mortgage loans	5,133	4.29%	5,007	4.20%
Agricultural mortgage loans	4,533	3.79%	4,445	3.73%
Allowance for credit losses	(155)	(0.14)%	(137)	(0.12)%
Total mortgage loans, net	22,641	18.91%	22,508	18.87%
Policy loans	1,470	1.23%	1,331	1.12%
Limited partnerships and limited liability companies	4,938	4.12%	4,946	4.14%
Cash, cash equivalents and short-term investments	5,831	4.87%	5,020	4.21%
Other invested assets:
Derivatives:
Interest rate	219	0.18%	245	0.20%
Equity market	2,550	2.13%	2,993	2.51%
Foreign currency exchange rate	517	0.43%	449	0.38%
Credit	20	0.02%	27	0.02%
Total derivatives	3,306	2.76%	3,714	3.11%
ICOLI	552	0.46%	340	0.28%
FHLB common stock	237	0.20%	245	0.21%
Other	99	0.08%	110	0.09%
Total other invested assets	4,194	3.50%	4,409	3.69%
Total investments and cash and cash equivalents	$119,740	100.00%	$119,307	100.00%

	For the Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Adjusted net investment income yield (1)	4.39%	4.25%	4.16%	4.20%	4.21%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2024 (2)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	PRELIMINARY June 30, 2024 (2)	June 30, 2023
Total revenues (Line 9)	$3,700	$2,229	$6,103	$4,571	$2,325	$5,929	$4,722
Total benefits and expenses before dividends to policyholders (Line 28)	$4,000	$2,675	$8,337	$3,474	$2,872	$6,675	$5,526

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(400)	$(441)	$(2,217)	$1,096	$(536)	$(841)	$(800)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(600)	423	427	(233)	34	(177)	(824)
Net income (loss) (Line 35)	$(1,000)	$(18)	$(1,790)	$863	$(502)	$(1,018)	$(1,624)

						For the Six Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY June 30, 2024 (2)	June 30, 2023
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(0.8)	$(0.2)
Add: net realized capital gains (losses)						(0.2)	(1.1)
Add: change in total asset requirement at CTE98, net of the change in VA reserves						(0.1)	0.2
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						0.1	1.0
Add: impact of actuarial items and other insurance adjustments						0.2	—
Normalized statutory earnings (loss)						$(0.8)	$(0.1)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2024.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2024 (2)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Total assets (Line 28)	$198,400	$199,778	$197,335	$188,472	$193,052
Total liabilities (Line 28)	$194,500	$195,275	$192,572	$182,758	$186,976
Total capital and surplus (Line 38)	$3,900	$4,503	$4,763	$5,714	$6,076

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$5,400	$6,030	$6,283	$7,251	$7,616
Combined risk-based capital ratio (4)	380%-400%	415%-435%	428%	400%-420%	430%-450%

DIVIDENDS PAID TO HOLDING COMPANY (1), (3)
Total dividends paid	$—	$—	$350	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2024.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impacts of such strategy on volatility in our profitability measures and the negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends. The company uses the term “adjusted loss” throughout this financial supplement to refer to negative adjusted earnings values.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, we present adjusted net investment income yield as a performance measure we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Six Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Net income (loss) available to shareholders	$9	$(519)	$(942)	$453	$(200)	$(510)	$(725)
Less: Net investment gains (losses)	(120)	(42)	(33)	(53)	(64)	(162)	(160)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(671)	(1,934)	(700)	(865)	(1,834)	(2,605)	(2,447)
Less: Change in market risk benefits	356	1,440	(663)	1,064	1,300	1,796	1,106
Less: Market value adjustments	6	4	(21)	15	2	10	(6)
Less: Provision for income tax (expense) benefit on reconciling adjustments	92	111	298	(34)	125	203	316
Adjusted earnings (loss)	346	(98)	177	326	271	248	466
Less: Notable items	—	(366)	(12)	51	—	(366)	—
Adjusted earnings, less notable items	$346	$268	$189	$275	$271	$614	$466

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$0.12	$(8.22)	$(14.70)	$6.89	$(3.01)	$(8.17)	$(10.77)
Less: Net investment gains (losses)	(1.93)	(0.67)	(0.51)	(0.81)	(0.96)	(2.59)	(2.38)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(10.78)	(30.68)	(10.92)	(13.16)	(27.49)	(41.68)	(36.36)
Less: Change in market risk benefits	5.72	22.84	(10.34)	16.18	19.48	28.74	16.44
Less: Market value adjustments	0.10	0.06	(0.33)	0.23	0.03	0.16	(0.09)
Less: Provision for income tax (expense) benefit on reconciling adjustments	1.48	1.76	4.65	(0.52)	1.87	3.25	4.70
Less: Impact of inclusion of dilutive shares	—	—	0.03	—	0.01	0.02	0.03
Adjusted earnings (loss) per common share	5.57	(1.56)	2.73	4.97	4.04	3.95	6.89
Less: Notable items	—	(5.81)	(0.19)	0.78	—	(5.83)	—
Adjusted earnings, less notable items per common share	$5.57	$4.25	$2.92	$4.18	$4.04	$9.78	$6.89

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net income (loss) available to shareholders	$(999)	$(1,208)	$(1,214)	$(162)	$(227)
Less: Net investment gains (losses)	(248)	(192)	(246)	(282)	(274)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(4,170)	(5,333)	(4,012)	(5,268)	(5,018)
Less: Change in market risk benefits	2,197	3,141	1,507	3,649	3,569
Less: Market value adjustments	4	—	(12)	6	11
Less: Provision for income tax (expense) benefit on reconciling adjustments	467	500	580	396	359
Adjusted earnings	$751	$676	$969	$1,337	$1,126
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Brighthouse Financial, Inc.’s stockholders’ equity	$4,451	$4,774	$5,041	$4,973	$5,595
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	2,752	3,075	3,342	3,274	3,896
Less: AOCI	(5,815)	(5,789)	(5,927)	(6,281)	(5,693)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,567	$8,864	$9,269	$9,555	$9,589
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Return on common equity	(36.3)%	(39.3)%	(36.3)%	(4.9)%	(5.8)%
Return on AOCI	17.2%	20.9%	20.5%	2.6%	4.0%
Return on common equity, excluding AOCI	(11.7)%	(13.6)%	(13.1)%	(1.7)%	(2.4)%
Less: Return on net investment gains (losses)	(2.9)%	(2.2)%	(2.7)%	(3.0)%	(2.9)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(48.7)%	(60.2)%	(43.3)%	(55.1)%	(52.3)%
Less: Return on change in market risk benefits	25.6%	35.5%	16.3%	38.2%	37.2%
Less: Return on market value adjustments	—%	—%	(0.1)%	0.1%	0.1%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	5.5%	5.7%	6.2%	4.1%	3.8%
Adjusted return on common equity, excluding AOCI	8.8%	7.6%	10.5%	14.0%	11.7%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Total revenues	$1,427	$74	$1,400	$1,170	$263	$1,501	$1,547
Less: Net investment gains (losses)	(120)	(42)	(33)	(53)	(64)	(162)	(160)
Less: Net derivative gains (losses)	(662)	(1,921)	(681)	(840)	(1,811)	(2,583)	(2,386)
Less: Investment hedge adjustments	(9)	(13)	(19)	(25)	(23)	(22)	(61)
Total adjusted revenues	$2,218	$2,050	$2,133	$2,088	$2,161	$4,268	$4,154

Total expenses	$1,413	$688	$2,574	$580	$500	$2,101	$2,437
Less: Change in market risk benefits	(356)	(1,440)	663	(1,064)	(1,300)	(1,796)	(1,106)
Less: Market value adjustments	(6)	(4)	21	(15)	(2)	(10)	6
Total adjusted expenses	$1,775	$2,132	$1,890	$1,659	$1,802	$3,907	$3,537

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Investment portfolio gains (losses)	$(80)	$(32)	$(34)	$(46)	$(47)	$(112)	$(119)
Investment portfolio credit loss (provision) release and (writedowns)	(40)	(10)	1	(7)	(17)	(50)	(41)
Net investment gains (losses)	$(120)	$(42)	$(33)	$(53)	$(64)	$(162)	$(160)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Investment income yield	4.52%	4.39%	4.29%	4.34%	4.35%
Investment fees and expenses	(0.13)%	(0.14)%	(0.13)%	(0.14)%	(0.14)%
Adjusted net investment income yield	4.39%	4.25%	4.16%	4.20%	4.21%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.